UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2025

RICE ACQUISITION CORPORATION 3

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42883	98-1863122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 East Main Street, Second Story

Carnegie, Pennsylvania 15106

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 228-1801

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-sixth of one redeemable warrant	KRSP U	New York Stock Exchange
Class A ordinary share, $0.0001 par value	KRSP	New York Stock Exchange
Warrants, exercisable for one Class A ordinary share at an exercise price of $11.50 per share	KRSP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The Underwriting Agreement and the Trust Agreement

On September 30, 2025, Rice Acquisition Corporation 3 (the “Company”) and Rice Acquisition Holdings 3 LLC (“Opco”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and Jefferies LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the offer and sale (the “IPO”) of the Company’s units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-sixth of one redeemable warrant of the Company (each such whole warrant, a “Public Warrant”). Each Public Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share.

The Underwriting Agreement provides for the offer and sale of 30,000,000 Units (“Firm Units”) at a price to the public of $10.00 per Unit. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 45-day option to purchase up to an aggregate of 4,500,000 additional Units (“Additional Units”) to cover over-allotments, if any. The purchase price payable by the Underwriters for both the Firm Units and any Additional Units is $9.80 per Unit. In addition, the Company agreed to pay to the Underwriters a deferred discount (the “Deferred Discount”), which will range from $0 to $13,368,750, depending on the number of Class A Ordinary Shares sold as part of the Units in the IPO (“Public Shares”) that remain outstanding following consummation of the Company’s initial business combination, as further described in the Prospectus (as defined below) under the section titled “Underwriting — Commissions and Expenses.” If the Company does not consummate an initial business combination within the time period provided in the Company’s Amended and Restated Memorandum and Articles of Association, dated September 30, 2025 (the “Articles”), and the funds held under the Trust Agreement (described and defined below) are distributed to the holders of Public Shares (the “Public Shareholders”), (i) the Underwriters will forfeit any rights or claims to the Deferred Discount and (ii) the trustee under the Trust Agreement is authorized to distribute the Deferred Discount to the Public Shareholders on a pro rata basis.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company and Opco have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and to contribute to payments the Underwriters may be required to make because of any of those liabilities.

Also on September 30, 2025, the Company and Opco entered into an Investment Management Trust Agreement (the “Trust Agreement”) with Odyssey Transfer and Trust Company (“Odyssey”), as trustee, which establishes the trust account (the “Trust Account”) that will hold the net proceeds of the IPO and certain of the proceeds from the sale of the Private Placement Warrants (defined and described below). The Trust Agreement also sets forth the responsibilities and indemnification rights of the trustee and the procedures for withdrawal and direction of funds from the Trust Account.

On October 2, 2025, the Company completed its IPO of 34,500,000 Units, including 4,500,000 Units that were issued pursuant to the Underwriters’ exercise in full of their over-allotment option, and the Company received total gross proceeds of $345,000,000, before deducting underwriting discounts and commissions and other offering expenses. The material terms of the IPO are described in the prospectus, dated September 30, 2025 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 2, 2025, pursuant to Rule 424(b) under the Securities Act. The IPO was registered with the SEC pursuant to a Registration Statement on Form S-1, as amended (File No. 333-289938), initially filed by the Company on August 29, 2025.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $345,000,000, including $13,368,750 (which constitutes the maximum Deferred Discount payable to the Underwriters), has been deposited into the Trust Account. Except with respect to interest earned on the funds held in the Trust Account that may be released to Opco to fund its and the Company’s working capital requirements, subject to an annual limit of 5.0% of the interest earned on the funds held in the Trust Account, or pay franchise and income tax obligations of the Company or Opco, the funds held in the Trust Account will not be released from the Trust Account until the earliest to occur of (i) the completion of the Company’s initial business combination, (ii) the redemption of any Public Shares tendered in connection with a shareholder vote to approve an amendment to the Articles to modify the substance or timing of the Company’s obligation to provide the Public Shareholders the right to have their Public Shares redeemed in connection with the Company’s initial business combination or to redeem 100% of the Public Shares if the Company has not completed its initial business combination within 24 months (or 27 months if Rice Acquisition Sponsor 3 LLC (the “Sponsor”) exercises its three-month extension option) from the closing of the IPO (the “Completion Window”) or if the Company’s board of directors (the “Board”) approves an earlier liquidation and (iii) the redemption of the outstanding Public Shares if the Company has not consummated its initial business combination within the Completion Window or if the Board approves an earlier liquidation, subject to applicable law.

The foregoing summary description of the Underwriting Agreement and the Trust Agreement does not purport to be complete and is qualified in its entirety by reference to the copies of the Underwriting Agreement and the Trust Agreement attached hereto as Exhibits 1.1 and 10.3, respectively, which are incorporated by reference into this Item 1.01. In addition, for a summary description of relationships between the Company and/or its affiliates and the Underwriters, see the section titled “Underwriting — Other Relationships” in the Prospectus.

Other Material Agreements

In addition to the Underwriting Agreement and the Trust Agreement, on September 30, 2025, the Company entered into the following agreements in connection with the IPO:

●	a Public Warrant Agreement, dated September 30, 2025 (the “Public Warrant Agreement”), with Odyssey, as warrant agent, which sets forth, among other things, (i) the expiration and exercise price of, and procedure for exercising, the Public Warrants; (ii) certain adjustment features of the terms of exercise; (iii) provisions relating to redemption and cashless exercise of the Public Warrant and (iv) a provision for amendments to the Public Warrant Agreement;

●	a Private Warrant Agreement, dated September 30, 2025 (the “Private Warrant Agreement”), with Odyssey, as warrant agent, which sets forth, among other things, (i) the expiration and exercise price of, and procedure for exercising, the Private Placement Warrants; (ii) certain adjustment features of the terms of exercise; (iii) provisions relating to redemption and cashless exercise of the Private Placement Warrants and (iv) a provision for amendments to the Private Warrant Agreement;

●	a Private Placement Warrants Purchase Agreement, dated September 30, 2025 (the “Private Placement Warrants Purchase Agreement”), with Opco and the Sponsor, pursuant to which the Sponsor purchased 10,650,000 warrants (the “Private Placement Warrants”), each of which is exercisable to purchase for $11.50 one Class A Ordinary Share, at a purchase price of $1.00 per Private Placement Warrant on October 2, 2025 in a private placement, generating gross proceeds of $10,650,000;

●	a letter agreement, dated September 30, 2025 (the “Letter Agreement”), with its officers and directors and the Sponsor, pursuant to which each such person has agreed to, among other things, (i) vote any ordinary shares of the Company held by them in favor of the Company’s initial business combination (subject to the limitations of applicable securities laws); (ii) facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within the Completion Window and (iii) certain transfer restrictions with respect to the Company’s securities;

●	a Registration Rights Agreement, dated September 30, 2025 (the “Registration Rights Agreement”), with the Sponsor and certain other security holders named therein (collectively, the “Holders”), which, among other things, entitle the Holders to (i) make up to three demands that the Company register their securities and (ii) certain piggyback registration rights with respect to registration statements filed subsequent to the completion of the Company’s initial business combination;

●	an Administrative Services Agreement, dated September 30, 2025 (the “Administrative Services Agreement”), with Opco and the Sponsor, pursuant to which, among other things, the Sponsor has agreed to make available to the Company certain office space, utilities, secretarial support and administrative services as may be reasonably required by the Company and Opco, and in exchange therefor and to reimburse legal expenses of the Sponsor or related to its formation, the Company shall cause Opco to pay the Sponsor $20,000 per month until the earlier of the Company’s completion of its initial business combination or liquidation; and

●	the Second Amended and Restated Limited Liability Company Agreement of Opco (the “Opco LLC Agreement”), dated September 30, 2025, with Opco and the other members of Opco, which is described in the Prospectus under the section titled “Certain Relationships and Related Party Transactions — Opco LLC Agreement.”

The foregoing summary description of the Public Warrant Agreement, the Private Warrant Agreement, the Private Placement Warrants Purchase Agreement, the Letter Agreement, the Registration Rights Agreement, the Administrative Services Agreement and the Opco LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the copies of such agreements attached hereto as Exhibits 4.1, 4.2, 10.1, 10.2, 10.4, 10.5 and 10.6, respectively, which are incorporated by reference into this Item 1.01. In addition, for a summary description of other relationships between the Company and the Sponsor, see the section titled “Certain Relationships and Related Party Transactions” in the Prospectus.

Item 3.02 Unregistered Sales of Equity Securities.

On October 2, 2025, substantially concurrently with the closing of the IPO and pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 10,650,000 Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant to the Sponsor, generating gross proceeds of $10,650,000. No underwriting discounts or commissions were paid with respect to such sale. Each Private Placement Warrant is exercisable to purchase for $11.50 one Class A Ordinary Share. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information provided in Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2025, Brian Falik, Kathryn Jackson, D. Mark Leland and David Savett were appointed as members of the Board, and Dr. Jackson and Messrs. Leland and Savett were appointed as members of the audit, compensation and nominating committees of the Board, with Mr. Leland serving as chair of the audit committee, Mr. Savett serving as chair of the compensation committee and Dr. Jackson serving as chair of the nominating committee. The Board has determined that Dr. Jackson and Messrs. Leland and Savett are “independent directors” as defined in the New York Stock Exchange listing standards and applicable SEC rules.

In September 2025, in contemplation of Dr. Jackson and Messrs. Leland and Savett becoming independent directors of the Company, the Sponsor forfeited 90,000 Class B units of Opco, and 30,000 Class B units of Opco were issued to each of Dr. Jackson and Messrs. Leland and Savett. The Sponsor also transferred a corresponding number of shares of Class B ordinary shares of the Company, par value $0.0001 per share, to each of Dr. Jackson and Messrs. Leland and Savett.

On September 30, 2025, the Company entered into indemnification agreements with its directors and executive officers (i.e., J. Kyle Derham, Brian Falik, Kathryn Jackson, D. Mark Leland, David Savett, James Wilmot Rogers and Anne Cameron) that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnification agreements does not purport to be complete and is qualified in its entirety to the form of indemnification agreement attached hereto as Exhibit 10.7, which is incorporated by reference into this Item 5.02. Also on September 30, 2025, each director and executive officer of the Company entered into the Letter Agreement, and Dr. Jackson and Messrs. Leland and Savett entered into the Registration Rights Agreement. A summary description of the Letter Agreement and the Registration Rights Agreement is set forth in Item 1.01 of this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference; such summary description of the Letter Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the copies of such agreements attached hereto as Exhibits 10.2 and 10.4, respectively, which are incorporated by reference into this Item 5.02.

Other than the foregoing, Dr. Jackson and Messrs. Falik, Leland and David Savett were not a party to any arrangement or understanding with any person pursuant to which she or he was appointed as a director of the Company, and none of them is party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2025 and in connection with the IPO, the Company’s shareholders adopted the Articles, the Company filed the Articles with the Registrar of Companies in the Cayman Islands and the Articles became effective. A summary description of certain provisions of the Articles is contained in the Prospectus under the section titled “Description of Securities” and is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the copy of the Articles attached hereto as Exhibit 3.1, which is incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of September 30, 2025, by and among the Company, Opco and Barclays Capital Inc. and Jefferies LLC, as representatives of the several underwriters named therein.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Public Warrant Agreement, dated September 30, 2025, by and between the Company and Odyssey, as warrant agent.
4.2	Private Warrant Agreement, dated September 30, 2025, by and between the Company and Odyssey, as warrant agent.
10.1	Private Placement Warrants Purchase Agreement, dated September 30, 2025, by and among the Company, Opco and the Sponsor.
10.2	Letter Agreement, dated September 30, 2025, by and among the Company, its officers and directors and the Sponsor.
10.3	Investment Management Trust Agreement, dated September 30, 2025, by and among the Company, Opco and Odyssey, as trustee.
10.4	Registration Rights Agreement, dated September 30, 2025, by and among the Company, the Sponsor and certain other security holders named therein.
10.5	Administrative Services Agreement, dated September 30, 2025, by and among the Company, Opco and the Sponsor.
10.6	Second Amended and Restated Limited Liability Company Agreement of Opco, dated September 30, 2025.
10.7	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-1 (File No. 333-289938) filed with the SEC on August 29, 2025).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2025	RICE ACQUISITION CORPORATION 3

	By:	/s/ James Wilmot Rogers
	Name:	James Wilmot Rogers
	Title:	Chief Financial Officer and Chief Accounting Officer